EXHIBIT 99.1

GLOB MEDIA WORKS INC.
(A Development Stage Company)

FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

December 31, 2011

James Stafford
James Stafford, Inc. Chartered Accountants Suite 350 – 1111 Melville Street Vancouver, British Columbia Canada V6E 3V6 Telephone +1 604 669 0711 Facsimile +1 604 669 0754 www.JamesStafford.ca

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Glob Media Works Inc.
(A Development Stage Company)

We have audited the accompanying  balance sheets of Glob Media Works Inc. (A Development Stage Company) (the “Company”) as at 31 December 2011 and 2010 and the related statements of operations, cash flows and stockholders' equity for the year ended 31 December 2011 and for the period from the date of incorporation on 4 June 2010 to 31 December 2010.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at 31 December 2011 and 2010 and the results of its operations and its cash flows for the year ended 31 December 2011 and for the period from the date of incorporation on 4 June 2010 to 31 December 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, conditions exist which raise substantial doubt about the Company’s ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Chartered Accountants

Vancouver, Canada
23 August 2012

GLOB MEDIA WORKS INC.
(A Development Stage Company)
BALANCE SHEETS
(Expressed in U.S. Dollars)

	As at December 31, 2011	As at December 31, 2010
ASSETS

CURRENT ASSETS
Cash	$43,140	$-
Due from related party (Note 4)	87,958	59,877
Prepaid expenses	6,409	-

TOTAL CURRENT ASSETS	137,507	59,877
PROPERTY AND EQUIPMENT, NET (Note 5)	3,771	-
SOFTWARE DEVELOPMENT COSTS, NET (Note 6)	399,016	14,236

TOTAL ASSETS	$540,294	$74,113

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$9,846	$37,070
Due to related parties (Note 4)	26,850	-

TOTAL CURRENT LIABILITIES	36,696	37,070

TOTAL LIABILITIES	36,696	37,070

NATURE OF OPERATIONS (Note 1)
SUBSEQUENT EVENTS (Note 10)

STOCKHOLDERS’ EQUITY (Note 7)
Common stock, no par value; 100,000,000 shares authorized 1,295,200 shares issued and outstanding (2010 - 1,091,200)	61,680	41,280

Series A-1 Preferred stock, no par value; 1,554,800 shares authorized1,390,000 shares issued and outstanding (2010 - Nil)	83,400	-
Series A-2 Preferred stock, no par value; 1,632,000 shares authorized 881,004 shares issued and outstanding (2010 - Nil)	528,604	-
Additional paid in capital	109,083	-
Shares to be issued (Note 7)	-	25,104
Deficit accumulated during the development stage	(279,169)	(29,341)

TOTAL STOCKHOLDERS’ EQUITY	503,598	37,043

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$540,294	$74,113

GLOB MEDIA WORKS INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
 (Expressed in U.S. Dollars)

	For the year ended December 31, 2011	For the period from the date of Inception on June 4, 2010 to December 31, 2010	For the period from the date of Inception on June 4, 2010 to December 31, 2011

Consulting fees (Note 7)	83,400	-	83,400
Management fees (Note 7)	34,900	6,280	41,180
Research and development	-	19,342	19,342
Professional fees	7,910	3,666	11,576
General and administrative	13,781	53	13,834
Depreciation	754	-	754
Stock-based compensation	109,083	-	109,083

NET LOSS AND COMPREHENSIVE LOSS	$(249,828)	$(29,341)	(279,169)

BASIC AND DILUTED LOSS AND COMPREHENSIVE LOSS PER COMMON STOCK	$(0.200)	$(0.039)

WEIGHTED AVERAGE NUMBER OF COMMON STOCK OUTSTANDING	1,248,811	747,420

The accompanying notes are an integral part of these financial statements

 GLOB MEDIA WORKS INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
 (Expressed in U.S. Dollars)

	For the year ended December 31, 2011	For the period from the date of Inception on June 4, 2010 to December 31, 2010	For the period from the date of Inception on June 4, 2010 to December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(249,828)	$(29,341)	$(279,169)
Adjustments to reconcile net loss to net cash used in operating activities
- Stock-based compensation (Note 7)	109,083	-	109,083
- Depreciation of property and equipment	754	-	754
- Common stocks issued for services (Note 7)	20,400	6,280	26,680
- Preferred stocks issued for services (Note 7)	83,400	-	83,400
CHANGES IN OPERATING ASSETS AND LIABILITIES
- Increase in due from related parties	(28,081)	(59,877)	(87,958)
- Increase in prepaid expenses	(6,409)	-	(6,409)
- Increase (decrease) in accounts payable and accrued liabilities	(27,224)	37,070	9,846
- Increase in due to related parties	26,850	-	26,850

NET CASH USED IN OPERATING ACTIVITIES	(71,055)	(45,868)	(116,923)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment (Note 5)	(4,525)	-	(4,525)
Software development costs (Note 6)	(384,780)	(14,236)	(399,016)

NET CASH USED IN INVESTING ACTIVITIES	(389,305)	(14,236)	(403,541)

CASH FLOWS FROM FINANCING ACTIVITIES
Shares to be issued	-	25,104	25,104
Proceeds from issuance of common stock	-	35,000	35,000
Proceeds from issuance of preferred stock	503,500	-	503,500

NET CASH PROVIDED BY FINANCING ACTIVITIES	503,500	60,104	563,604

INCREASE IN CASH	43,140	-	43,140

CASH, BEGINNING OF PERIOD	-	-	-

CASH, END OF PERIOD	$43,140	$-	43,140

The accompanying notes are an integral part of these financial statements

GLOB MEDIA WORKS INC.
(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM THE DATE OF INCEPTION ON JUNE 4, 2010 TO DECEMBER 31, 2010 and
FOR THE YEAR ENDED DECEMBER 31, 2011
(Expressed in U.S. Dollars)

	Common Stock		Preferred Stock – Series A-1		Preferred Stock – Series A-2		Additional		Deficit accumulated during	Total
	Number of shares	Amount	Number of shares	Amount	Number of shares	Amount	paid in capital	Shares to be issued	development stage	stockholders’ equity
Balance, June 4, 2010 (inception)	-	$-	-	$-	-	$-	$-	$-	$-	$-

Common stock issued for settlement of debt at $0.025 per share – June 16, 2010 (Note 7)	400,000	10,000	-	-	-	-	-	-	-	10,000
Common stock issued for settlement of debt at $0.057 per share – September 10, 2010 (Note 7)	440,000	25,000	-	-	-	-	-	-	-	25,000
Common stock issued for settlement of debt at $0.025 per share – September 10, 2010 (Note 7)	251,200	6,280	-	-	-	-	-	-	-	6,280
Shares to be issued (Note 7)	-	-	-	-	-	-	-	25,104	-	25,104
Net loss for the period	-	-	-	-	-	-	-	-	(29,341)	(29,341)

Balance, December 31, 2010	1,091,200	$41,280	-	$-	-	$-	$-	$25,104	$(29,341)	$37,043

GLOB MEDIA WORKS INC.
(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM THE DATE OF INCEPTION ON JUNE 4, 2010 TO DECEMBER 31, 2010 and
FOR THE YEAR ENDED DECEMBER 31, 2011
 (Expressed in U.S. Dollars)

	Common Stock		Preferred Shares – Series A-1		Preferred Shares – Series A-2		Additional	Shares	Deficit accumulated during	Total
	Number of shares	Amount	Number of shares	Amount	Number of shares	Amount	paid in capital	to be issued	development stage	stockholders’ equity
Balance, December 31, 2010	1,091,200	$41,280	-	$-	-	$-	$-	$25,104	$(29,341)	$37,043
Common stock issued for services at $0.100 per share – March 25, 2011(Note 7)	204,000	20,400	-	-	-	-	-	-	-	20,400
Preferred Stock – Series A-1 issued for services at $0.060 per share – March 25, 2011 (Note 7)	-	-	1,390,000	83,400	-	-	-	-	-	83,400
Preferred Stock – Series A-2 issued for cash at $0.600 per share – March 25, 2011 (Note 7)	-	-	-	-	497,499	298,500	-	(20,000)	-	278,500
Preferred Stock – Series A-2 issued for cash at $0.600 per share – April 26, 2011 (Note 7)	-	-	-	-	8,507	5,104	-	(5,104)	-	-
Preferred Stock – Series A-2 issued for cash at $0.600 per share – July 26, 2011 (Note 7)	-	-	-	-	83,333	50,000	-	-	-	50,000
Preferred Stock – Series A-2 issued for cash at $0.600 per share – August 29, 2011 (Note 7)	-	-	-	-	83,333	50,000	-	-	-	50,000
Preferred Stock – Series A-2 issued for cash at $0.600 per share – October 27, 2011 (Note 7)	-	-	-	-	83,333	50,000	-	-	-	50,000
Preferred Stock – Series A-2 issued for cash at $0.600 per share – November 3, 2011 (Note 7)	-	-	-	-	41,666	25,000	-	-	-	25,000
Preferred Stock – Series A-2 issued for cash at $0.600 per share – December 16, 2011 (Note 7)	-	-	-	-	83,333	50,000	-	-	-	50,000
Warrants issued – December 31, 2011 (Note 7)	-	-	-	-	-	-	109,083	-	-	109,083
Net loss for the year	-	-	-	-	-	-	-	-	(249,828)	(249,828)

Balance, December 31, 2011	1,295,200	$61,680	1,390,000	$83,400	881,004	$528,604	$109,083	$-	$(279,169)	$503,598

The accompanying notes are an integral part of these financial statements

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 1 – NATURE OF OPERATIONS

Glob Media Works Inc. (the "Company") was incorporated under the name "Glob Media Works Inc." in the State of Washington on June 4, 2010.

The Company’s primary business is a social search destination which is an internet social services platform (the “Social Platform”) that combines the most commonly used functions of search and social media interaction in one destination. The Social Platform allows individuals to search the internet by using the top two search engines of Bing™ and Google™ in addition to viewing related activities from popular social media based sites such as Facebook™, YouTube™, Twitter™ and Wikipedia ™ with regard to their search inquiry. In addition, the Social Platform gives the opportunity of searchers to connect and chat with others worldwide that might be searching similar topics as them. This adds a much-needed human element to search and online social interaction. The internet services platform is ideal for any online pedestrian or seasoned researcher that conducts significant search activities for personal or organization based interests.

The site has also incorporated sophisticated search refinement and semantic recommendation functions further allowing searchers to perform search inquiries more accurately and efficiently. In addition, the unique design of the site gives anyone the ability to preview a live snap shot of any web site, including images or videos, within their search results and users can simply drag and drop those results to their tagboards for later use, project organization or sharing.

On March 25, 2011, the Company’s Board of Directors has issued a 399-for-1 forward stock split on its outstanding common stock in the form of a dividend. The stock split entitled each common stock to receive three hundred and ninety-nine (399) for one (1) common stock dividend on the common stock of the Corporation. All shares and per share amounts in these financial statements and notes thereto have been retrospectively adjusted to all periods presented to give effect to the forward stock split (Note 7).

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which contemplate continuation of the Company as a going concern. During the year ended December 31, 2011, the Company incurred net losses of $249,828 (2010 - $29,341). These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern.

Recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable. Management plans to continue to provide for the Company's capital needs by issuing debt and/or equity securities and by the continued development and commercialization of its products and services. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to U.S. GAAP applicable to development stage enterprises.  The functional currency is the U.S. dollar, and the financial statements are presented in U. S. dollars.

Development Stage Enterprise

The Company is a development stage company as defined in ASC 915, "Accounting and Reporting by Development Stage Enterprises" The Company is devoting substantially all of its present efforts to establishing a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and Cash Equivalents

For the statements of cash flows, all highly liquid investments with maturity of three months or less are considered to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost, net of amortization. Capitalized costs are amortized using the straight-line method over the estimated useful lives of the assets, which range from two to five years. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Gains or losses on the sale of property and equipment are reflected in the statements of operations.

Software Development Costs

Costs incurred in the research, design and development of software for sale to others as a separate product or embedded in a product and sold as part of the product as a whole are charged to expense until technological feasibility is established. The Company capitalizes software created and/or purchased from third parties if the related software product under development has reached technological feasibility or if there are alternative future uses for the purchased software, provided that capitalized amounts will be realized over a period of approximately three years. Costs incurred prior to the establishment of technological feasibility are charged to research and development expense. Generally accepted accounting principles require annual amortization of software development costs to be equal to the greater of (a) the ratio that current gross revenues for a product bear to the total of current and anticipated future gross revenues for that product or (b) the straight-line method over the remaining estimated economic life of the product including the period being reported on. The Company is using the straight-line method of amortization because the estimates required to be made under the ratio that current gross revenues for products bear to the total of the current and anticipated future gross revenues for that product could result in under reporting of expense.

In the past, the Company did not capitalize any software and development costs because they either did not meet the capitalization criteria or were immaterial. At the beginning of fourth quarter of 2010, the Company determined that certain of its software applications reached technological feasibility. As a result, the Company capitalized related software development costs incurred from this point until December 31, 2011 totalling $399,016 (2010 - $14,236) (Note 6). As of December 31, 2011, the Company’s computer software is still in Beta and as a result no amortization cost has been recorded for the periods reported herein. Upon the general release of the software product to customers, capitalization will seize and such costs will be amortized to cost of sales using the straight-line method over the estimated economic life, which is generally three years. At each balance sheet date, the Company evaluates the unamortized capitalized cost of computer software compared to the net realizable value of that product. The amount by which the unamortized capitalized cost of a computer software product exceeds its net realizable value is written off. All other research and development expenditures are charged to research and development expense in the period incurred.

The on-going assessment of recoverability of capitalized software development costs requires considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future revenues, estimated economic life and changes in software and hardware technologies. Impairment of asset value is considered whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock-Based Compensation

ASC 718 "Compensation - Stock Compensation", which establishes accounting for equity instruments exchanged for employee services. Under the provisions of ASC 718, stock-based compensation cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employees’ requisite service period (generally the vesting period of the equity grant). The Company adopted ASC 718 using the modified prospective method, which requires the Company to record compensation expense over the vesting period for all awards granted after the date of adoption, and for the unvested portion of previously granted awards that remain outstanding at the date of adoption. The adoption of ASC 718 does not change the way the Company accounts for share-based payments to non-employees, with guidance provided by ASC 505-50, “Equity-Based Payments to Non-Employees”.

Net Income (Loss) Per Common Stock

The Company computes net income (loss) per share in accordance with ASC 260, "Earnings per Share". ASC 260 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the statement of operations. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

Fair Value Financial Instruments

A fair value hierarchy was established that prioritizes the inputs used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements).

The fair values of the financial instruments were determined using the following input levels and valuation techniques:

Level 1:	classification is applied to any asset or liability that has a readily available quoted market price from an active marketwhere there is significant transparency in the executed/quoted price.

Level 2:
classification is applied to assets and liabilities that have evaluated prices where the data inputs to these valuations areobservable either directly or indirectly, but do not represent quoted market prices from an active market.

Level 3:
classification is applied to assets and liabilities when prices are not derived from existing market data and requires usto develop our own assumptions about how market participants would price the asset or liability.

As at December 31, 2011, the fair value of cash and cash equivalents, accounts payable and amounts due to/from related parties approximate carrying value due to their short maturities.

Credit Risk
Credit risk is the risk of an unexpected loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises primarily from the Company’s cash and cash equivalents. The Company manages its credit risk relating to cash and cash equivalents by dealing only with highly-rated US financial institutions.  As a result, credit risk is considered insignificant.

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Currency Risk
The majority of the Company’s cash flows and financial assets and liabilities are denominated in US dollars, which is the Company’s functional and reporting currency.  Foreign currency risk is limited to the portion of the Company’s business transactions denominated in currencies other than the US dollar.

The Company monitors and forecasts the values of net foreign currency cash flow and balance sheet exposures and from time to time could authorize the use of derivative financial instruments such as forward foreign exchange contracts to economically hedge  a portion of foreign currency fluctuations.  Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due.  The Company manages liquidity risk by continuously monitoring actual and projected cash flows and matching the maturity profile of financial assets and liabilities.

Other Risks
Unless otherwise noted, the Company is not exposed to significant interest rate risk and commodity price risk.

Income Taxes

The Company follows the liability method of accounting for income taxes.  Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances.  Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.  As at December 31, 2011 and 2010, the Company had net operating loss carryforwards, however, due to the uncertainty of realization, the Company has provided a full valuation allowance for the deferred tax assets resulting from these loss carryforwards.

Foreign Currency Translation

The financial statements are presented in U.S. dollars.  In accordance with ASC 830, “Foreign Currency Matters”, foreign denominated monetary assets and liabilities are translated to their U.S. dollar equivalents using foreign exchange rates which prevailed at the balance sheet date.  Revenue and expenses are translated at average rates of exchange during the period.  Related translation adjustments are reported as a separate component of stockholders’ equity, whereas gains or losses resulting from foreign currency transactions are included in results of operations.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates made by management include, among others,  capitalized software development costs and valuation of stock-based compensation and warrants. Actual results could differ from those estimates.

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income”.  This update amends certain pending paragraphs in ASU No. 2011-05 “Presentation of Comprehensive Income”, to effectively defer only those changes that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income for annual and interim financial statements for public, private, and non-profit entities. ASU 2011-12 is effective during interim and annual periods beginning after December 15, 2011. The Company does not expect the adoption of this update will have a material effect on its financial statements.

In September 2011, the FASB issued ASU 2011-08, “Intangibles – Goodwill and Other” which allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. ASU 2011-08 will be effective for the Company in fiscal 2013, with early adoption permitted. The Company does not expect the adoption of this update will have a material effect on its financial statements.

In June 2011, FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income”.  This ASU presents an entity with the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  In both choices, an entity is required to present each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income.  This update eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity/deficit.  The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.  ASU No. 2011-05 should be applied retrospectively and is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011.  As ASU No. 2011-05 relates only to the presentation of comprehensive income, the Company does not expect the adoption of this update will have a material effect on its financial statements.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement” to amend the accounting and disclosure requirements on fair value measurements.  This ASU limits the highest-and-best-use measure to nonfinancial assets, permits certain financial assets and liabilities with offsetting positions in market or counterparty credit risks to be measured at a net basis, and provides guidance on the applicability of premiums and discounts.  Additionally, this update expands the disclosure on Level 3 inputs by requiring quantitative disclosure of the unobservable inputs and assumptions, as well as description of the valuation processes and the sensitivity of the fair value to changes in unobservable inputs.  ASU No. 2011-04 is to be applied prospectively and is effective during interim and annual periods beginning after December 15, 2011.  The Company does not expect the adoption of this update will have a material effect on its financial statements.

NOTE 4 – DUE TO/FROM RELATED PARTIES AND RELATED PARTY TRANSACTIONS

Due from related party

The amounts charged to the Company for the services provided have been determined by negotiation among the parties and in certain cases, are covered by signed agreements.  It is the position of the management of the company that these transactions were in the normal course of operations and were measured at the exchange value which represented the amount of consideration established and agreed to by the related parties.

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 4 – DUE TO/FROM RELATED PARTIES AND RELATED PARTY TRANSACTIONS (continued)

The Company pays for services from Clearwater Business Strategies Inc., a related party. These services consist of software development, management, and other services as needed. For the year ended December 31, 2011, the Company had been billed $346,806 of which the full amount has been capitalized under software development costs and $33,578 for the period from the date of incorporation on June 4, 2010 to December 31, 2010 of which $14,236 has been capitalized under software development costs and $19,342 has been expensed under research and development costs. Clearwater Business Strategies Inc. is the owner of 12% of the Company’s preferred stocks. As at December 31, 2011 a total of $87,958 (2010 - $59,877) is receivable from Clearwater Business Strategies Inc. This amounts receivable is unsecured and non-interest bearing with no fixed terms of repayment.

Due to related parties

At December 31, 2011, a total of $26,850 (2010 - $Nil) is payable to a shareholder and Director of the Company consisting of various loans to finance the Company’s operations. These outstanding amounts payable are unsecured and non-interest bearing with no fixed terms of repayment.

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2011 and 2010 consisted of the following:

	December 31,	December 31,
	2011	2010

Computer equipment	$4,525	$-
Less accumulated amortization	(754)	-
Total	$3,771	$-

During the year ended 31 December 2011, total additions to property and equipment were $4,525 (2010 - $Nil).

NOTE 6 – SOFTWARE DEVELOPMENT COST

The Company at the beginning of fourth quarter of 2010 determined that certain of its software applications reached technological feasibility and therefore costs associated with the software construction such as developed technology, non-compete agreements, workforce in place, in-process research and development, patents and overhead costs has been capitalized (Note 3). As a result, software development cost at December 31, 2011 and 2010 consisted of the following:

	December 31,	December 31,
	2011	2010

Beginning balance	$14,236	$-
Additions	384,780	14,236
Impairment	-	-
Ending balance	$399,016	$14,236

During the year ended 31 December 2011, the total impairment of software development cost were $Nil (December 31, 2010 - $Nil).

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 7 – SHARE CAPITAL

Convertible Preferred Stock

Authorized convertible preferred stock

The Company has 3,186,800 authorized preferred stocks, with no par value, of which 1,554,800 shares have been designated as Series A-1 Preferred Stock and 1,632,000 have been designated as Series A-2 Preferred Stock. As at December 31 2011, total issued and outstanding shares of Series A-1 are 1,390,000 (2010 – Nil) and of Series A-2 are 881,004 (2010 – Nil) (Note 10).

The preferred stock may be issued in series, from time to time, with such designations, rights, preferences, and limitations as the Board of Directors may determine by resolution.

The principal terms of the Series A-1 and Series A-2 Preferred Stock are as follows:

1)	The Series A-1 and Series A-2 Preferred Stock are non-voting capital stock of the Company.

2)	Dividends will be paid on an as-converted basis when, as, and if paid on the common stock.

3)
The holders of the Preferred Stock have the right to convert any or all of the Series A-1 and Series A-2 Preferred Stock, at the option of the holder, at any time, into common stock on a one for one basis, subject to adjustments for stock dividends, splits, combinations and similar events and as described under “Anti-dilution Provisions.” Also, each share of Series A-1 Preferred and Series A-2 Preferred Stock  will automatically be converted into common stock at the then applicable conversion rate in the event of the closing of an underwritten public offering with a price of three times the Original Purchase Price (subject to adjustments for stock dividends, splits, combinations and similar events) and gross proceeds to the Company of not less than $15,000,000, or (ii) upon the written consent of the holders of a majority the Series A-1 Preferred and Series A-2 Preferred, voting together as a single voting group. The conversion price is subject to standard weighted average anti-dilution adjustments.

4)	No redemption rights

5)
In the event of any liquidation, merger, consolidation, dissolution or winding up of the Company, the proceeds shall be paid: First to pay one times the Original Purchase Price plus declared and unpaid dividends on each share of Series A-2 Preferred and Series A-1 Preferred Stock, pari passu on an as-converted basis; and thereafter, to the common stock pro rata.

6)	There will be proportional adjustments for stock splits, stock dividends, recapitalizations and the like.

Issuance of convertible preferred stock

On March 25, 2011, the Company issued 1,390,000 Series A-1 Preferred Stock valued at $83,400 ($0.060 per share), to certain consultants for services rendered.

On March 25, 2011, the Company issued 497,499 Series A-2 Preferred Stock, at a price of $0.600 per share in a private offering, for aggregate gross proceeds of $298,500.

On April 20, 2011, the Company issued 8,507 Series A-2 Preferred Stock, at a price of $0.600 per share in a private offering, for aggregate gross proceeds of $5,104.

On July 26, 2011, the Company issued 83,333 Series A-2 Preferred Stock, at a price of $0.600 per share in a private offering, for aggregate gross proceeds of $50,000.

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 7 – SHARE CAPITAL (continued)

On August 29, 2011, the Company issued 83,333 Series A-2 Preferred Stock, at a price of $0.600 per share in a private offering, for aggregate gross proceeds of $50,000.

On October 27, 2011, the Company issued 83,333 Series A-2 Preferred Stock, at a price of $0.600 per share in a private offering, for aggregate gross proceeds of $50,000.

On November 3, 2011, the Company issued 41,666 Series A-2 Preferred Stock, at a price of $0.600 per share in a private offering, for aggregate gross proceeds of $25,000.

On December 16, 2011, the Company issued 83,333 Series A-2 Preferred Stock, at a price of $0.600 per share in a private offering, for aggregate gross proceeds of $50,000.

Common Stock

Authorized common stock

The Company has 100,000,000 authorized common stock with no par value. As at December 31, 2011, the Company has 1,295,200 (2010 – 1,091,200) issued and outstanding shares of common stock.

Issuance of common stock

On June 16, 2010, the Company issued 400,000 common shares, at a price of $0.025 per share in a private offering, for aggregate gross proceeds of $10,000.

On September 10, 2010, the Company issued 440,000 common shares, at a price of $0.057 per share in a private offering, for aggregate proceeds of $25,000.

On September 10, 2010, the Company issued 251,200 common shares valued at 6,280 ($0.025 per share) in management fees of $6,280.

On March 25, 2011, the Company’s Board of Directors has issued a 399-for-1 forward stock split on its outstanding common stock in the form of a dividend. The stock split entitled each common stockholder to receive three hundred and ninety nine (399) for one (1) common stock dividend on the common stock of the Company. All shares and per share amounts in these financial statements and notes thereto have been retrospectively adjusted to all periods presented to give effect to the forward stock split (Note 1).

On March 25, 2011, the Company issued 204,000 common stock valued at $20,400 ($0.100 per share) in management fees.

Warrants

In connection with the private offering and to compensate certain Company’s contractors and advisors, the Company issued warrants to purchase 1,558,332 shares of common stock with an exercise price of $0.60 per share expiring on January 1, 2017. These warrants are exercisable at any time and from time to time at or prior to the expiration.

The warrant is convertible into Common Stock, in whole or in part, at any time prior to the Expiration Date as per the terms described in the agreement. The warrants are deemed to be automatically converted in the event of (i) an acquisition of the Company by another entirety by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company’s Capital Stock such that shareholders of the Company immediately prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity calculated on a fully-diluted basis or (ii) a sale or transfer of all or substantially all of the Company’s assets to any other person.

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 7 – SHARE CAPITAL (continued)

The total fair value of these warrants at the date of grant was estimated to be $109,083 ($0.070 per warrant), and was determined using the Black-Scholes option pricing model with an expected life of 5 years, a risk free interest rate of 0.83%, a dividend yield of 0% and expected volatility of 11%.

As of December 31, 2011, 1,558,332 warrants are outstanding entitling the holder to purchase a Common Stock at a price of $0.60 per share up to January 1, 2017. On June 15, 2012, a total of 1,558,332 warrants were converted into 779,166 Common Stock (Note 10).

Shares to be issued

As at December 31, 2010, deposits received for shares to be issued consists of $25,104 related to 41,840 Preferred Stock Series A-2 that were not yet issued. These Preferred Stock were issued by the Company during the year ended December 31, 2011. As at December 31, 2011, the balance of shares to be issued was $Nil (2010 - $25,104).

NOTE 8 – INCOME TAXES

The Company has losses carry forward for income tax purpose to December 31, 2011. There are no current or deferred tax expenses for the year ended December 31, 2011 due to the Company’s loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period.  Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

The provision for refundable federal income tax consists of the following:

	For the year ended December 31, 2011	For the period from the date of inception on June 4, 2010 to December 31, 2010

Deferred tax asset attributable to
Current operations	$84,942	$9,976
Non-deductible items	(37,641)	-
Less: Change in valuation allowance	(47,301)	(9,976)

Net refundable amount	$-	$-

GLOB MEDIA WORKS INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011
(EXPRESSED IN U.S. DOLLARS)

NOTE 8 – INCOME TAXES (continued)

The composition of the Company’s deferred tax asset as at December 31, 2011 and 2010 are as follows:

	December 31, 2011	December 31, 2010

Net operation loss carry-forward	$167,708	$29,341
Statutory federal income tax rate	34.00%	34.00%

Deferred tax assets	57,021	9,976
Property and equipment	256	-
Less: Valuation allowance	(57,277)	(9,976)

Net deferred tax assets	$-	$-

The potential income tax benefit of these losses has been offset by a full valuation allowance.

As at December 31, 2011, the Company has an unused net operating loss carry forward balance of approximately $167,708 that is available to offset future taxable income. This unused net operation loss carry forward balance for income tax purposes expires as follows:

2030	$29,341
2031	138,367

$167,708

NOTE 9 – SEGMENTED INFORMATION

The Company’s only business activity is designing a social search destination using the internet social services platform through research and development.  This activity is carried out in Seattle, Washington.

 NOTE 10 – SUBSEQUENT EVENTS

The following event occurred during the period from the year ended December 31, 2011 to the date the financial statements were available to be issued on 23 August 2012:

Effective on June 29, 2012, the Company completed a share exchange agreement (“Share Exchange Agreement”) with TagLikeMe Corp. ("TagLikeMe") a Nevada company.  Pursuant to the agreement, TagLikeMe has acquired all of the issued and outstanding shares of the Company in exchange for 45,378,670 restricted shares of common stock of TagLikeMe.  The shares will be issued to the shareholders of record as of the date of this agreement on a pro rata basis in accordance with each shareholder’s percentage ownership in the Company.  As a result of the closing of the Agreement, the Company has become TagLikeMe Corp.'s direct wholly owned subsidiary.

On June 15, 2012, a total of 1,558,332 warrants were converted into 779,166 Common Stock in contemplation of the completion of the Share Exchange Agreement (Note 7).

On June 29, 2012, 1,390,000 Series A-1 Preferred Stock and 881,004 Series A-2 Preferred Stock were converted into Common Stock with one Preferred Stock equivalent to one Common Stock totalling 2,271,004 Common Stock (Note 7).